Exhibit 32

CERTIFICATION REQUIRED BY 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report of InferX Corporation (the “Company”) on Form 10-K for the fiscal year ended December 31, 2008 (the “Report”), each of the undersigned officers of the Company, hereby certifies that to such officer’s knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2009
	By:	/s/ B.K. Gogia
B.K. Gogia
Chief Executive Officer

Dated: April 15, 2009
	By:	/s/ B.K. Gogia
B.K. Gogia
Principal Financial and Accounting Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350) and is not being filed as part of the Form 10-K or as a separate disclosure document.